Exhibit 99.1

5429 LBJ Freeway,
 Suite 1000
Dallas, TX  75040
214-560-9000
Fax:  (214) 560-9349
For immediate release

For further information contact:
Ray Schmitz
Executive Vice President and Chief Financial Officer
(214) 560-9308
ray.schmitz@dynamex.com

DYNAMEX INC. ANNOUNCES CLEARANCE UNDER THE HART-SCOTT-RODINO
ACT, COMPETITION ACT (CANADA) AND CANADA TRANSPORTATION ACT

February 1, 2011 -- Dallas, Texas -- Dynamex Inc. (NASDAQ: DDMX) (the “Company”) announced today that it has received (i) early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) with respect to the proposed merger (the “Merger”) with TransForce Inc. (“TransForce”), (ii) a “no action letter” from the Canadian Competition Bureau (the “Bureau”) indicating that the commissioner of the Bureau does not at this time intend to make an application for an order under Section 92 of the Competition Act (Canada), R.S.C. 1985, c. C-34 and regulations thereto, as amended (the “Competition Act”), to challenge the Merger and (iii) a notice from the Canadian Minister of Transport, Infrastructure and Communities that the Merger does not raise public interest issues as it relates to national transportation in Canada under the Canada Transportation Act, 1996, c. 10 and regulations thereto, as amended (the “Transportation Act”).

Clearance under HSR, the Competition Act and the Transportation Act satisfies one of the closing conditions to the Merger, which remains subject to approval by the Company’s stockholders and other customary conditions. The transaction is expected to be completed in the first calendar quarter of 2011.

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ABOUT DYNAMEX

Dynamex is the leading provider of same-day delivery and logistics services in the United States and Canada. Additional press releases and investor relations information is available at www.dynamex.com.

ADDITIONAL INFORMATION

In connection with the Merger with TransForce, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on January 14, 2011, which contains information about the Company, the Merger and related matters, and mailed such proxy statement to its stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY, AS IT CONTAINS IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In

Page 2 February 1, 2011

addition to receiving the proxy statement from the Company by mail, stockholders may obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or from the Company website (www.dynamex.com). The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the proposed Merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction is set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Merger.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and Dynamex’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Dynamex on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Dynamex’s control.  These factors include (A) failure to obtain stockholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by Dynamex with the Securities and Exchange Commission from time to time.  Dynamex does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.  Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other Dynamex communications.

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